UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 23, 2010
EACO Corporation

(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 N. Lakeview Avenue, Anaheim, California	92807

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (714) 876-2490
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Explanatory Note
     On March 29, 2010, EACO Corporation (“EACO”) filed a Current Report on Form 8-K to report, among other things, the acquisition by EACO of all of the outstanding capital stock of Bisco Industries, Inc. (“Bisco”). In accordance with Item 9.01 of Form 8-K, this Amendment No. 1 to the previously filed report on Form 8-K is being filed within 71 calendar days after March 30, 2010 (the date that the initial Form 8-K regarding the acquisition was required to be filed) to amend Item 9.01 to include the historical financial statements of Bisco and the pro forma financial information required by paragraphs (a) and (b) of Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

The following financial statements of Bisco are filed as a part of this report as Exhibit 99.1:

Interim Consolidated Financial Statements:
Consolidated Balance Sheets as of February 28, 2010 (unaudited) and August 31, 2009

Unaudited Consolidated Statements of Operations and Comprehensive Loss for the Six Months Ended February 28, 2010 and 2009

Unaudited Consolidated Statements of Cash Flows for the Six Months Ended February 28, 2010 and 2009

Unaudited Condensed Notes to Consolidated Financial Statements
Annual Consolidated Financial Statements:
Independent Auditors’ Report

Consolidated Balance Sheets as of August 31, 2009 and 2008

Consolidated Statements of Operations and Comprehensive Income (Loss) for the Years Ended August 31, 2009 and 2008

Consolidated Statements of Stockholder’s Equity for the Years Ended August 31, 2009 and 2008

Consolidated Statements of Cash Flows for the Years Ended August 31, 2009 and 2008 Notes to Consolidated Financial Statements
(b)	Pro Forma Financial Information

The following pro forma information is filed as a part of this report as Exhibit 99.2:

Introduction to Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet as of February 28, 2010

Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended February 28, 2010, the Eight Months Ended August 31, 2009 and the Years Ended December 31, 2008 and January 2, 2008

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated December 22, 2009 by and among EACO, Bisco Acquisition Corp., Bisco Industries, Inc. and Glen F. Ceiley

3.1*	Articles of Amendment to Articles of Incorporation of EACO, effective March 23, 2010

99.1	Financial Statements of Bisco Industries, Inc.

Exhibit No.	Description
99.2	Unaudited Pro Forma Financial Information

*	Previously filed as an exhibit to the Registrant’s Form 8-K filed March 29, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EACO CORPORATION
(Registrant)

Dated: June 9, 2010
/s/ Glen Ceiley Glen Ceiley, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Agreement and Plan of Merger dated December 22, 2009 by and among EACO, Bisco Acquisition Corp., Bisco Industries, Inc. and Glen F. Ceiley

3.1*	Articles of Amendment to Articles of Incorporation of EACO, effective March 23, 2010

99.1	Financial Statements of Bisco Industries, Inc.

99.2	Unaudited Pro Forma Financial Information

*	Previously filed as an exhibit to the Registrant’s Form 8-K filed March 29, 2010.